UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report: July 23, 2024
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3100 Sanders Road, Suite 301
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	IEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

A copy of the press release and investor presentation relating to the transaction described below are attached hereto as Exhibit 99.1 and 99.2 and are furnished herewith.

IDEX Corporation (the “Company”) will host a conference call to discuss the transaction described below at 9:30 a.m. Central Time (CDT) on July 23, 2024. The conference call will be webcast live from the Company’s investor relations website at https://investors.idexcorp.com. The conference call can also be accessed live over the phone by dialing 1-877-709-8150 or +1 201-689-8354. The conference ID is 13747873. A replay will be available approximately three hours after the call and can be accessed by dialing 877-660-6853 or +1 201-612-7415 for international callers. The replay will be available through August 23, 2024.

The information contained in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 – Other Events.

On July 23, 2024, the Company issued a press release announcing that it has entered into a definitive agreement (the “Purchase Agreement”) to acquire from the Mott Corporation Employee Stock Ownership Trust, which is maintained pursuant to and in connection with the Mott Corporation Employee Stock Ownership Plan, all of the issued and outstanding capital stock of Mott Corporation, a Connecticut corporation, and its subsidiaries (“Mott”). Mott is a leading microfiltration business specializing in the design, customization, and manufacturing of sintered porous metal components and engineered solutions used in fluidic applications.

Pursuant to the terms of the Purchase Agreement, the Company has agreed to acquire Mott for cash consideration of $1 billion, subject to customary adjustments. The transaction is expected to close by the end of the third quarter of 2024, subject to regulatory approvals and customary closing conditions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the Exhibits hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements regarding the expected benefits of the acquisition of Mott, the expected impact of the acquisition on the Company’s product offerings or proposed product offerings, the Company’s combined existing and new customers and access to high-value end markets, the enhancement of the Company’s business strategy, integration plans, the expected growth opportunities, profitability and synergies resulting from the acquisition, including the timing of such expected synergies, the present value of expected tax benefits, the anticipated long-term value to the Company’s shareholders, the projected revenue, EBITDA and EBITDA margin of Mott and the related impact and timing for such impact on the Company’s earnings, return on invested capital, and the expected timing for the closing of the transaction. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this report. The risks and uncertainties include, but are not limited to, the following: levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets; pricing pressures, including inflation and rising interest rates and other competitive factors and levels of capital spending in certain industries; the impact of catastrophic weather events, natural disasters and public health threats; economic and political consequences resulting from terrorist attacks and wars; risks relating to the satisfaction of the closing conditions set forth in the definitive agreement; the Company’s ability to integrate Mott and to acquire, integrate and operate other acquired businesses on a profitable basis; cybersecurity incidents; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain conditions; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this report, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here.

Item 9.01 – Financial Statements and Exhibits.

(a)    Exhibits

99.1    Press release dated July 23, 2024.

99.2    Investor Presentation, dated July 23, 2024.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ ABHISHEK KHANDELWAL
Abhishek Khandelwal
Senior Vice President and Chief Financial Officer
July 23, 2024